UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period: May 31, 2018

Item 1. Report to Stockholders.

www.tortoiseadvisors.com

Tortoise
2018 Semi-Annual Report

Table of Contents

Letter to Shareholders	3

TPYP: Fund Focus	5

TBLU: Fund Focus	7

Expense Example	10

Financial Statements	11

Notes to Financial Statements	19

Additional Information	24
Sector allocations
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$150,130.7
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By sector breakdown[2]
Tortoise Water Fund Bats: TBLU Inception: 2/14/2017	Water companies	$4,233.3

1 As of 6/30/2018
2 As of 5/31/2018

2	Tortoise

2018 Semi-Annual Report | May 31, 2018

Letter to shareholders

Dear shareholder,

Tortoise strives to make an impact through essential assets and income investing. Our flagship exchange traded fund (ETF), Tortoise North American Pipeline Fund (TPYP), offers access to the broad pipeline universe. The Tortoise Water Fund (TBLU), recently expanded its focus globally, added an ESG (environmental, social and governance) overlay and changed its name to The Tortoise Global Water ESG Fund. Effective 6/15/2018, the fund’s investment objective changed to track the net total return performance of the Tortoise Global Water ESG IndexSM.

Energy value chain

The broad energy sector had a strong recovery, particularly during the second half of the period with the S&P Energy Select Sector® Index, returning 11.5% during the six-month period ending May 31, 2018. We believe that energy fundamentals remained intact throughout the volatility, while technicals drove market sentiment. In our view, the missing piece of the puzzle for a sustained recovery has been an increase in fund flows and institutional investment into the energy sector. These catalysts have started making an impact and we believe it bodes well for the energy sector, which was the top performing sector in the S&P 500 during the second half of the period.

Upstream

With improving commodity prices, performance of upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned a strong 13.4% for the first half of the fiscal year.

Crude oil prices hit another milestone during the period, with West Texas Intermediate (WTI) crossing $70 per barrel in early May. Oil prices opened the fiscal year at $57.40 per barrel, peaked at $72.24 on May 21, 2018 and dipped back to below $70 ending the period at $67.04. Increased geopolitical risk partly drove performance as Venezuelan production continued to decline and sanctions likely result in reduced Iranian production later this year. Further, OPEC agreed to modestly increase supply to account for declines, though agreed upon levels remained below the previously agreed upon quota.

Yet not all crude oil prices are the same. During the second quarter, the average price per barrel of oil sold in Midland, TX, the heart of the Permian basin, was approximately $8 cheaper than a barrel of oil sold in Cushing, OK, the WTI pricing hub. For context, during the first quarter of 2018, the differential was just $0.37, according to Bloomberg. We believe the differential widened due to the lack of infrastructure to transport the increasing supply of oil produced in the Permian. We expect the trend to continue, and may widen even further until new pipeline infrastructure is expected to become operational in late 2019. The spread between WTI and Brent also grew to its widest levels since 2014, with rising U.S. production and reduced supply from foreign producers, in particular Venezuela and Iran, as previously mentioned.

U.S. crude oil production is expected to average 10.8 million barrels per day (MMbbl/d)1 in 2018, as estimates continue to increase1. Though specifically from the Permian basin, we expect a temporary slowdown in production growth to allow infrastructure to catch up with the prolific supply. Due to increased domestic production, total net imports of crude oil and petroleum product are expected to fall from an annual average of 3.7 million b/d in 2017 to an average of 2.5 million b/d in 2018 and fall further to 1.6 million b/d in 2019, which if achieved would be the lowest level since 19591.

Natural gas prices were volatile at the beginning of the calendar year, particularly as the Northeast experienced a “bomb cyclone” that brought exceptionally cold weather in January. The high demand for natural gas in the region drove prices sharply higher, even as liquefied natural gas (LNG) was brought in from Russia to help fill demand. Prices stabilized during the second half of the period, though prices were inconsistent throughout the country. The Northeast saw higher prices with additional takeaway capacity coming out of the Marcellus. In the Permian, pressure continued to mount with the additional associated natural gas production leading to significant basis differentials. Natural gas prices opened the fiscal year at $3.06 per million British thermal units (MMBtu), quickly peaked at $6.24 on January 2, 2018, then hit the low for the period at $2.52 on February 15, 2018 and ultimately ended the period at $2.89.

Natural gas production is expected to average 79.5 billion cubic feet per day (bcf/d) in 2018 and 85.5 bcf/d in 20192. Growing U.S. production supports more exports of liquefied natural gas (LNG) as exports are forecast to increase by nearly 60% from 2017-2018 and another 70% from 2018-20191 with existing facilities ramping and new facilities expected to come on-line.

Midstream

The midstream energy market stabilized in the second half of the period following greater clarity on those companies most impacted by the Federal Energy Regulatory Commission (FERC) income tax allowance ruling in March. Midstream companies continued to simplify their structure by eliminating incentive distribution rights (IDRs) and through M&A activity. We think the proliferation of IDR elimination will continue, which will be beneficial in the long term, in our view. We continue to have high conviction for the MLP model due to its value of not having entity level tax exposure.

It is notable that on July 18, the FERC issued its final notice of proposed rule-making related to the treatment of income taxes for natural gas cost of service pipelines and it included a few changes from the March ruling. We think the final notice provides clarifications and believe changes will positively impact MLPs that operate cost of service pipelines.

As part of the evolution of midstream energy, many companies have continued to strengthen their balance sheets. In addition, increased U.S. production translated to strong midstream cash flow growth, improving distribution coverage and leverage ratios. Higher distribution coverage is expected over the next several years as a result of operating leverage driven by volume growth, new projects coming online and slowed distribution growth by some companies. With higher coverage, companies are expected to direct an increasing amount of internal cash flow to funding capital expenditures. Companies are also expected to benefit from balance sheet capacity as leverage is projected to decline over the next three years. We believe higher distribution coverage and lower leverage results in greater distribution sustainability.

Pipeline companies, as measured by the Tortoise North American Pipeline IndexSM, returned 2.9% during the period. The Tortoise North

(unaudited)

Tortoise	3

American Pipeline Fund seeks to track this index. MLPs, as represented by the Tortoise MLP Index®, returned 4.7% for the same period. Our outlook for capital investments is approximately $117 billion for 2018 to 2020 in MLPs, pipelines and related organic projects. We believe these projects are critical to relieve takeaway capacity constraints, particularly in the aforementioned Permian basin where additional infrastructure is needed to reach its full production capabilities.

Downstream

The International Maritime Organization requires a reduction in marine fuel sulphur in 2020, otherwise known as IMO 2020. This regulation is expected to significantly reduce greenhouse gas emissions. Approximately 3 MMbbl/d of high sulphur fuel oil will be displaced by low sulphur fuel oil. Given the increased demand, low sulphur fuel oil prices are forecasted to rise. In addition, other light refined products like gasoline, may experience higher prices as well due to greater demand for cleaner products. U.S. refiners stand to profit from this development, along with benefitting from the aforementioned price differential between WTI and Midland priced crude oil.

As a result of coal to natural gas switching, the share of U.S. total utility-scale electricity generation from natural gas-fired power plants is expected to rise by 2% in 2018 and coal production is expected to decline by 2% in 2018 as domestic coal consumption is expected to decline by 5% and exports are anticipated to decline by 4% in 20181.

Water

The water sector, as measured by the Tortoise Water Index, returned -3.8% for the first half of the fiscal year. The Tortoise Water Fund sought to track this index during the period. The biggest detractor to performance during the period was the water utilities sub-sector as rising interest rates presented headwinds for the group. Although negative during the time period, our long-term outlook remains positive on the sub-sector as water utilities across the globe execute on a deep backlog of projects directed at improving over-aged and under-maintained water infrastructure, as well as building out the needed water infrastructure, primarily in developing economies. Organic growth and increased merger and acquisition activity are expected to drive attractive earnings and dividend growth over the long-term.

Equipment and services providers contributed positively during the period as the sub-sector benefitted from strong economic growth and increased water utility spend. We continue to favor equipment and services providers as the sub-sector remains a key beneficiary of capital spending. Those with technology offerings are expected to be best positioned over the long-term as the sector implements technology-oriented solutions aimed at maximizing water supply and improving water efficiency.

Going forward, rising interest rates will likely continue to present challenges for water utilities. In addition, rising trade tensions may negatively affect those with global operations in the water sector. Despite these headwinds, our long-term outlook remains positive as the sector executes on a deep backlog of water projects that are needed to ensure a safe and reliable water supply.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. The Tortoise Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM, Tortoise North American Oil and Gas Producers IndexSM and the Tortoise Water IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2018
2 Bentek, June 2018

(unaudited)

4	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31 2018)

1.	ONEOK, Inc.	8.3%
2.	Kinder Morgan, Inc.	7.2%
3.	Enbridge Inc.	6.8%
4.	TransCanada Corporation	6.7%
5.	Pembina Pipeline Corporation	6.4%
6.	The Williams Companies, Inc.	5.9%
7.	Cheniere Energy, Inc.	5.0%
8.	Enterprise Products Partners L.P.	4.3%
9.	Targa Resources Corp.	3.9%
10.	Atmos Energy Corporation	3.6%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy

●	Attractive total return potential in a historically defensive sector

●	Flow-through structure allows for tax-efficient access to the pipeline sector

●	Exposure to Tortoise North American Pipeline IndexSM

	–	Effectively represents the characteristics of the market

	–	A leading benchmark for analysis of the pipeline sector

	–	Proprietary, research-driven and rules-based methodology

	–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM Since inception on June 29, 2015 through May 31, 2018

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids (NGL) pipeline company	NGL volume growth benefitting integrated pipeline network and leading to new projects
Cheniere Energy, Inc.	Midstream natural gas/NGL pipeline company	Benefited from final investment decision for additional liquefied natural gas (LNG) train and strong global LNG demand
Enterprise Products Partners L.P.	Midstream natural gas/NGL pipeline MLP	Delivered steady cash flow and healthy project backlog
Targa Resources Corp	Midstream gathering and processing company	Permian basin wet gas volume growth
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Strong volume growth across integrated pipeline network

Bottom five contributors	Company type	Performance driver
Enbridge Inc.	Midstream crude oil pipeline company	High leverage leading to need for divestitures and regulation uncertainty on pipeline project
TransCanada Corporation	Midstream natural gas/NGL pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
The Williams Companies, Inc.	Midstream gathering and processing company	Simplification uncertainty
Nisource Inc.	Local gas distribution company	Impacted negatively by higher interest rates
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Concerns about ability to execute propane dehydrogenation (PDH) project

Total returns (as of May 31, 2018)

Ticker	Six months	1 year	Since inception(1)	Gross expense ratio
TPYP @ Market	2.81%	3.11%	1.01%	0.40%
TPYP @ NAV	2.57%	3.10%	0.95%	0.40%
S&P 500® Index(2)	3.16%	14.38%	12.13%	—
TNAPT(3)	2.94%	3.78%	1.59%	—

(1)	Reflects period from fund inception on June 29, 2015 through May 31, 2018.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise Water Fund

Top ten holdings (as of May 31 2018)

1.	American Water Works Co., Inc.	7.9%
2.	A.O. Smith Corporation	7.5%
3.	Aqua America Inc.	7.3%
4.	Xylem, Inc.	7.0%
5.	Evoqua Water Technologies Corp.	5.2%
6.	Pentair PLC	4.8%
7.	Aegion Corp.	4.7%
8.	Ecolab Inc.	4.7%
9.	Tetra Tech, Inc.	4.7%
10.	Cia de Saneamento Basico do Estado de Sao Paulo — ADR	4.5%

TBLU key benefits

●

Provides access to the water infrastructure, management and treatment companies that appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource

●	Flow-through ETF structure provides tax-efficient access to the water sector

●	Purest exposure to the water industry by incorporating a fundamental weighting aspect

●	Continuous liquidity

●	Exposure to the Tortoise Water IndexSM

	–	Proprietary, rules-based, research-driven methodology

	–	Fundamental weighting technique provides significant direct exposure to the water industry

	–	A leading benchmark for analysis of the water sector

	–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Tortoise Water IndexSM Since inception on February 14, 2017 through May 31, 2018

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through May 31, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

(unaudited)

Tortoise	7

Key asset performance drivers

Top five contributors	Company type	Performance driver
Rexnord Corp	Water equipment	Beneficiary of savings from new U.S. tax bill and tailwinds from strong industrial growth
Tetra Tech, Inc.	Water infrastructure	Beneficiary of savings from new U.S. tax bill and tailwinds from strong industrial growth
Advanced Drainage Systems, Inc.	Water equipment	Posted better than expected results over the past two quarters on better pricing and stronger sales year over year
Xylem, Inc.	Water equipment	Beneficiary of increased utility spending on technology offerings, particularly with regard to smart meters
Pure Technologies Ltd.	Water infrastructure	Acquired by Xylem at a 103% premium

Bottom five contributors	Company type	Performance driver
Cia de Saneamento Basico do Estado de Sao Paulo	Water utilities	Political instability in the state of Brazil and currency depreciation
Evoqua Water Technologies Corp	Water equipment	Private equity overhang following sponsor’s secondary offering conducted in March
American Water Works Company, Inc.	Water utilities	U.S. utility space weighed down by interest rate increases and valuation concerns
Valmont Industries, Inc.	Water equipment	Lower on potential increased input costs due to U.S. steel tariffs as well as potential slowdown in end markets
Aqua America, Inc.	Water utilities	U.S. utility space weighed down by interest rate increases and valuation concerns

Total returns (as of May 31, 2018)

Ticker	Six months	1 year	Since inception(1)	Gross expense ratio
TBLU @ Market	-2.49%	15.89%	13.51%	0.40%
TBLU @ NAV	-3.97%	14.02%	12.31%	0.40%
S&P 500® Index(2)	3.16%	14.38%	14.23%	—
TBLUE(3)	-3.80%	14.55%	12.83%	—

(1)	Reflects period from fund inception on February 14, 2017 through May 31, 2018.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

8	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Tortoise Water Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed, and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the fund’s qualification for federal income tax treatment as a RIC, the fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise	9

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 – May 31, 2018).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2017 –
	(12/01/2017)	(05/31/2018)	05/31/2018)
Actual(2)	$1,000.00	$1,025.70	$2.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2018 of 2.57%.

Tortoise Water Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2017 –
	(12/01/2017)	(05/31/2018)	05/31/2018)
Actual(2)	$1,000.00	$960.30	$1.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2018 of -3.97%.

(unaudited)

10	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2018
	Shares	Fair Value
Common Stock — 79.8%(1)

Canadian Crude Oil Pipelines — 17.9%(1)
Enbridge Inc.	322,939	$10,033,715
Enbridge Income Fund Holdings Inc.	75,286	1,647,280
Gibson Energy Inc.	76,419	1,049,096
Inter Pipeline Ltd.	206,269	3,895,980
Kinder Morgan Canada Limited	16,364	200,922
Pembina Pipeline Corporation	272,703	9,485,505
		26,312,498

Canadian Local Distribution Company — 0.2%(1)
Valener Inc.	20,764	327,810

Canadian Natural Gas/Natural Gas Liquids Pipelines — 10.1%(1)
AltaGas Ltd.	95,288	1,870,337
Keyera Corp.	110,982	3,111,365
TransCanada Corporation	235,126	9,835,321
		14,817,023

United States Crude Oil Pipelines — 2.0%(1)
Plains GP Holdings, L.P.	83,886	2,061,079
SemGroup Corp.	35,275	892,457
		2,953,536

United States Local Distribution Companies — 16.0%(1)
Atmos Energy Corporation	60,100	5,361,521
Chesapeake Utilities Corporation	8,665	691,900
New Jersey Resources Corporation	47,446	2,106,603
NiSource Inc.	182,738	4,623,271
Northwest Natural Gas Company	15,278	913,624
ONE Gas, Inc.	28,221	2,117,986
South Jersey Industries, Inc.	42,809	1,417,834
Southwest Gas Corporation	26,067	1,973,272
Spire Inc.	26,194	1,866,323
WGL Holdings, Inc.	27,714	2,444,375
		23,516,709

United States Natural Gas Gathering/Processing — 10.7%(1)
Antero Midstream GP LP	5,739	110,476
Archrock, Inc.	67,845	783,610
EnLink Midstream, LLC	34,383	601,702
Targa Resources Corp.	116,795	5,679,741
The Williams Companies, Inc.	322,557	8,663,881
		15,839,410

United States Natural Gas/Natural Gas Liquids Pipelines — 22.9%(1)
Cheniere Energy Partners LP Holdings, LLC	21,215	641,330
Cheniere Energy, Inc.(2)	109,444	7,291,159
Kinder Morgan, Inc.	632,463	10,549,483
National Fuel Gas Company	46,433	2,444,233
ONEOK, Inc.	178,938	12,196,414
Tallgrass Energy GP, LP	31,057	668,036
		33,790,655
Total Common Stock
(Cost $119,033,000)		117,557,641

Master Limited Partnerships
and Related Companies — 19.3%(1)

United States Crude Oil Pipelines — 2.5%(1)
Andeavor Logistics LP	13,373	573,702
Blueknight Energy Partners LP	5,570	20,609
BP Midstream Partners LP	3,428	73,256
Delek Logistics Partners LP	1,315	38,661
Enbridge Energy Management, LLC(3)	12,942	122,948
Enbridge Energy Partners, L.P.	40,253	396,492
Genesis Energy, L.P.	15,848	348,022
PBF Logistics LP	3,552	71,218
Plains All American Pipeline, L.P.	64,318	1,511,473
Shell Midstream Partners, L.P.	20,188	452,009
USD Partners LP	2,043	22,882
		3,631,272

United States Natural Gas Gathering/Processing — 3.2%(1)
American Midstream Partners LP	6,002	63,321
Antero Midstream Partners LP	13,179	398,665
CNX Midstream Partners LP	2,965	55,564
DCP Midstream Partners, LP	13,569	568,677
Enable Midstream Partners, LP	13,039	215,665
EnLink Midstream Partners, LP	24,723	422,763
Hess Midstream Partners LP	2,279	47,768
Noble Midstream Partners LP	2,365	121,963
Oasis Midstream Partners LP	1,183	22,087
Rice Midstream Partners LP	11,666	215,471
Summit Midstream Partners LP	7,265	118,056
USA Compression Partners LP	4,229	78,533
Western Gas Equity Partners, LP	6,242	229,081
Western Gas Partners LP	14,451	746,683
Williams Partners LP	35,794	1,424,601
		4,728,898

See accompanying Notes to Financial Statements.

Tortoise	11

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited) (continued)
May 31, 2018
	Shares	Fair Value
United States Natural Gas/Natural Gas Liquids Pipelines — 9.3%(1)
Cheniere Energy Partners, L.P.	6,480	$233,151
Crestwood Equity Partners LP	7,471	251,026
Dominion Midstream Partners, LP	6,631	84,877
Energy Transfer Equity, L.P.	129,790	2,242,771
Energy Transfer Partners, L.P.	161,010	3,057,580
Enterprise Products Partners L.P.	220,070	6,360,023
EQT GP Holdings LP	4,114	101,945
EQT Midstream Partners LP	8,839	493,481
Spectra Energy Partners LP	13,110	395,135
Tallgrass Energy Partners LP	7,439	324,861
TC Pipelines, LP	8,319	202,318
		13,747,168

United States Refined Product Pipelines — 4.3%(1)
Buckeye Partners, L.P.	22,042	794,614
CrossAmerica Partners LP	2,706	46,706
Global Partners LP	4,180	72,523
Holly Energy Partners, L.P.	6,464	189,913
Magellan Midstream Partners, L.P.	34,299	2,397,500
MPLX LP	42,956	1,542,550
NuStar Energy L.P.	12,555	306,844
NuStar GP Holdings LLC	5,240	71,526
Phillips 66 Partners LP	7,481	391,256
Sprague Resources LP	1,538	36,451
Sunoco LP	8,665	230,489
TransMontaigne Partners L.P.	1,986	76,898
Valero Energy Partners LP	3,475	142,440
		6,299,710
Total Master Limited Partnerships
and Related Companies
(Cost $28,426,938)		28,407,048

Short-Term Investment — 0.6%(1)

United States Investment Company — 0.6%(1)
Invesco Government & Agency Portfolio — Institutional Class, 1.64%(4)
(Cost $942,700)	942,700	942,700

Total Investments — 99.7%(1)
(Cost $148,402,638)		146,907,389
Other Assets in Excess of Liabilities, Net — 0.3%(1)		372,209
Total Net Assets — 100.0%(1)		$147,279,598

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(4)	Rate indicated is the current yield as of May 31, 2018.

See accompanying Notes to Financial Statements.

12	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise Water Fund
Schedule of Investments (unaudited)
May 31, 2018

	Shares	Fair Value
Common Stock — 99.7%(1)

Brazilian Water Utilities — 4.5%(1)
Cia de Saneamento Basico do
Estado de Sao Paulo — ADR	28,118	$193,171

United Kingdom Water Infrastructure — 4.8%(1)
Pentair PLC	4,700	205,108

United States Energy Efficiency/Smart Grid — 3.4%(1)
Itron, Inc.(2)	2,516	143,664

United States Oilfield Services — 2.2%(1)
Select Energy Services, Inc.(2)	6,626	94,553

United States Water Infrastructure — 32.3%(1)
Advanced Drainage Systems, Inc.	2,871	83,259
Aegion Corp.(2)	7,883	202,593
Artesian Resources Corporation	410	15,990
Energy Recovery Inc.(2)	2,660	22,105
Franklin Electric Co., Inc.	2,387	110,399
Middlesex Water Company	810	35,996
Mueller Water Products, Inc.	8,093	96,388
Rexnord Corporation(2)	6,305	183,980
SJW Group	1,040	65,655
Tetra Tech, Inc.	3,650	200,567
The Gorman-Rupp Company	1,333	44,482
The York Water Company	638	20,894
Xylem, Inc.	4,269	300,538
		1,382,846

United States Water Management — 21.9%(1)
A.O. Smith Corporation	5,087	320,837
AquaVenture Holdings Limited(2)	1,313	19,130
Badger Meter, Inc.	1,485	64,969
Cadiz Inc.(2)	1,131	14,647
Cantel Medical Corp.	1,564	170,617
Lindsay Corporation	541	53,245
Valmont Industries, Inc.	1,283	187,510
Watts Water Technologies, Inc.	1,412	108,653
		939,608

United States Water Treatment — 9.8%(1)
Ecolab Inc.	1,407	200,652
Evoqua Water Technologies Corp.(2)	11,444	220,755
		421,407

United States Water Utilities — 20.8%(1)
American States Water Company	1,864	104,906
American Water Works Co., Inc.	4,054	337,050
Aqua America Inc.	9,025	313,167
California Water Service Group	2,423	97,526
Connecticut Water Service, Inc.	612	39,486
		892,135
Total Common Stock
(Cost $4,059,696)		4,272,492

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class, 1.64%(3)
(Cost $1,234)	1,234	1,234
Total Investments — 99.7%(1)
(Cost $4,060,930)		4,273,726
Other Assets in Excess of Liabilities, Net — 0.3%(1)		14,734
Total Net Assets — 100.0%(1)		$4,288,460

(1) Calculated as a percentage of net assets.
(2) Non-income producing security.
(3) Rate indicated is the current yield as of May 31, 2018.
ADR — American Depositary Receipt

See accompanying Notes to Financial Statements.

Tortoise	13

Statements of Assets & Liabilities (unaudited)
May 31, 2018

	Tortoise
	North American	Tortoise
	Pipeline Fund	Water Fund
Assets:
Investments, at fair value (cost $148,402,638 and $4,060,930, respectively)	$146,907,389	$4,273,726
Cash	1,154	—
Dividends & interest receivable	240,351	14,091
Receivable for capital shares sold	21,861,780	—
Receivable for Adviser expense reimbursement	2,164	2,115
Total assets	169,012,838	4,289,932
Liabilities:
Payable for investment securities purchased	21,692,073	—
Payable to Adviser	41,167	1,472
Total liabilities	21,733,240	1,472
Net Assets	$147,279,598	$4,288,460

Net Assets Consist of:
Capital Stock	$151,385,371	$3,995,690
Undistributed (accumulated) net investment income (loss)	(1,343,760)	15,003
Undistributed (accumulated) net realized gain (loss) on investments	(1,264,415)	64,971
Net unrealized appreciation (depreciation) of investments and translations of foreign currency	(1,497,598)	212,796
Net Assets	$147,279,598	$4,288,460

Net Assets	$147,279,598	$4,288,460
Shares issued and outstanding(1)	6,400,000	150,000
Net asset value, redemption price and offering price per share	$23.01	$28.59

(1) Unlimited shares authorized.

See accompanying Notes to Financial Statements.

14	Tortoise

2018 Semi-Annual Report | May 31, 2018

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2018

	Tortoise
	North American	Tortoise
	Pipeline Fund	Water Fund
Investment Income:
Dividends and distributions from common stock	$2,199,248	$32,418
Distributions from master limited partnerships	936,298	—
Less: return of capital on distributions	(1,372,032)	—
Less: foreign taxes withheld	(150,590)	(1,290)
Net dividends and distributions from investments	1,612,924	31,128
Dividends from money market mutual funds	3,402	77
Total investment income	1,616,326	31,205
Expenses:
Advisory fees (See Note 5)	234,809	8,034
Net expenses	234,809	8,034
Net Investment Income	1,381,517	23,171
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized gain on investments, including foreign currency gain (loss)	1,212,716	65,217
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	(104,144)	(270,015)
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency	1,108,572	(204,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,490,089	$(181,627)

See accompanying Notes to Financial Statements.

Tortoise	15

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Tortoise Water Fund
				Period from
				February 14, 2017(1)
	Six Months Ended	Year Ended	Six Months Ended	to
	May 31,2018	November 30, 2017	May 31,2018	November 30, 2017
Operations	(unaudited)		(unaudited)
Net investment income	$1,381,517	$1,538,813	$23,171	$20,580
Net realized gain on investments, including
foreign currency gain (loss)	1,212,716	1,073,391	65,217	18,526
Net change in unrealized appreciation
(depreciation) of investments and
translations of foreign currency	(104,144)	(1,676,270)	(270,015)	482,811
Net increase (decrease) in net assets resulting
from operations	2,490,089	935,934	(181,627)	521,917
Capital Share Transactions
Proceeds from shares sold	85,556,880	52,736,255	1,495,690	2,500,000
Payments for shares redeemed	(20,848,265)	(13,020,375)	—	—
Net increase in net assets resulting from
capital share transactions	64,708,615	39,715,880	1,495,690	2,500,000
Distributions to Shareholders
From net investment income	(1,270,165)	(1,629,761)	(13,748)	(15,000)
From net realized gains	—	—	(18,772)	—
From return of capital	(982,810)	(820,939)	—	—
Total distributions to shareholders	(2,252,975)	(2,450,700)	(32,520)	(15,000)
Total Increase in Net Assets	64,945,729	38,201,114	1,281,543	3,006,917
Net Assets
Beginning of period	82,333,869	44,132,755	3,006,917	—
End of period	$147,279,598	$82,333,869	$4,288,460	$3,006,917
Undistributed (accumulated) net investment
income (loss), end of period	$(1,343,760)	$(472,302)	$15,003	$5,580
Transactions in Shares
Shares sold	3,750,000	2,250,000	50,000	100,000
Shares redeemed	(950,000)	(550,000)	—	—
Net increase	2,800,000	1,700,000	50,000	100,000

(1) Inception date of the fund.

See accompanying Notes to Financial Statements.

16	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise North American Pipeline Fund
Financial Highlights

				Period from
	Six Months	Year Ended	Year Ended	June 29, 2015(1)
	Ended	November 30,	November 30,	to
	May 31, 2018	2017	2016	November 30, 2015
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$22.87	$23.23	$19.59	$25.00
Investment operations:
Net investment income(3)	0.34	0.64	0.67	0.24
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	0.22	(0.13)	3.85	(5.43)
Total from investment operations	0.56	0.51	4.52	(5.19)
Less distributions from:
Net investment income	(0.24)	(0.58)	(0.65)	(0.22)
Net realized gains	—	—	—	—
Return of capital	(0.18)	(0.29)	(0.23)	—
Total distributions	(0.42)	(0.87)	(0.88)	(0.22)
Net asset value, end of period	$23.01	$22.87	$23.23	$19.59
Total Return(4)	2.57%	2.19%	23.84%	(20.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$147,280	$82,334	$44,133	$20,564
Ratios to average net assets:
Expenses(5)	0.40%	0.40%	0.50%	0.70%
Net investment income(5)	2.35%	2.22%	2.40%	2.68%
Portfolio turnover rate(4)	5%	18%	28%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2016 and the period from June 29, 2015 to November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	17

Tortoise Water Fund
Financial Highlights

		Period from
	Six Months	February 14, 2017(1)
	Ended	to
	May 31, 2018	November 30, 2017
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$30.07	$25.00
Investment operations:
Net investment income	0.16	0.21
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(1.34)	5.01
Total from investment operations	(1.18)	5.22
Less distributions from:
Net investment income	(0.11)	(0.15)
Net realized gains	(0.19)	—
Total distributions	(0.30)	(0.15)
Net asset value, end of period	$28.59	$30.07
Total Return(3)	(3.97)%	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$4,288	$3,007
Ratios to average net assets:
Expenses(4)	0.40%	0.40%
Net investment income(4)	1.15%	0.98%
Portfolio turnover rate(3)	21%	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

18	Tortoise

2018 Semi-Annual Report | May 31, 2018

Notes to Financial Statements (unaudited)
May 31, 2018

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”) and Tortoise Water Fund (the “Water Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Fund and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Tortoise Water Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Water IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

Shares of the North American Pipeline Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”) and shares of the Tortoise Water Fund are listed and traded on BATS Exchange, Inc. (“BATS”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2018, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Tortoise	19

Notes to Financial Statements (unaudited) (continued)

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

The Funds will make distributions of net investment income, if any, quarterly. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares will not be priced on the days on which the NYSE is closed for trading and the Water Fund’s shares will not be priced on the days on which BATS is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

20	Tortoise

2018 Semi-Annual Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2018:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$117,557,641	$—	$—	$117,557,641
Master limited partnerships and related companies	28,407,048	—	—	28,407,048
Short-term investment	942,700	—	—	942,700
Total investments in securities	$146,907,389	$—	$—	$146,907,389

Water Fund	Level 1	Level 2	Level 3	Total
Common stock	$4,272,792	$—	$—	$4,272,792
Short-term investment	1,234	—	—	1,234
Total investments in securities	$4,273,726	$—	$—	$4,273,726

Refer to each Fund’s Schedule of Investments for additional industry information. The Funds utilize the end of the reporting period method for determining transfers between levels. During the period ended May 31, 2018, the Funds recognized no transfers between levels. The Funds did not invest in any Level 3 investments.

4. Concentration Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry and the Tortoise Water Fund’s assets are concentrated in the water industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Tortoise	21

Notes to Financial Statements (unaudited) (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended May 31, 2018, were as follows:

	Purchases	Sales
North American Pipeline Fund	$5,923,226	$5,575,627
Water Fund	856,260	829,548

For the period ended May 31, 2018, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$85,331,627	$20,859,200
Water Fund	1,451,629	—

During the period ended May 31, 2018 the North American Pipeline Fund realized $2,083,197 in net capital gains resulting from in-kind redemptions.

7. Federal Tax Information

As of November 30, 2017, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American
	Pipeline Fund	Water Fund
Cost of investments	$84,959,480	$2,520,455
Gross unrealized appreciation	3,473,195	508,687
Gross unrealized depreciation	(7,056,192)	(26,122)
Net unrealized appreciation (depreciation)	(3,582,997)	482,565
Undistributed ordinary income	—	24,352
Undistributed long-term capital gain	—	—
Total distributable earnings	—	24,352
Other accumulated losses	(759,890)	—
Total accumulated gains (losses)	$(4,342,887)	$506,917

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2017, the North American Pipeline Fund had a short-term capital loss carryforward of $396,795 and a long-term capital loss carryforward of $363,095 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the North American Pipeline Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2017 tax reporting information from the individual MLPs. During the year ended November 30, 2017, the North American Pipeline Fund utilized $22,205 of prior year capital loss carryover.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and reinvestment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between January 1 and the end of its fiscal year, November 30, 2017. The Funds did not defer any late year losses for the taxable year ended November 30, 2017.

During the period ended May 31, 2018, the Funds paid the following distributions to shareholders:

	North American
	Pipeline Fund	Water Fund
Ordinary income*	$1,270,165	$32,520
Long-term capital gains**	—	—
Return of capital	982,810	—
Total distributions	$2,252,975	$32,520

22	Tortoise

2018 Semi-Annual Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

During the period ended November 30, 2017, the Funds paid the following distributions to shareholders:

	North American
	Pipeline Fund	Water Fund
Ordinary income*	$1,629,761	$15,000
Long-term capital gains**	—	—
Return of capital	820,939	—
Total distributions	$2,450,700	$15,000

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Subsequent Events

Effective June 15, 2018, the Tortoise Water Fund was renamed the Tortoise Global Water ESG Fund and the Fund’s investment objective changed. The new investment objective is to seek investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water ESG Net Total Return Index (the “Underlying Index”).

On June 20, 2017, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $1,475,760 or $0.2288 per share.

On June 20, 2017, the Water Fund paid an income distribution to shareholders in the amount of $14,252, or $0.0951 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	23

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Index Solutions, LLC

At the special meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on October 16, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Tortoise Investment Solutions, LLC (“TIS”) regarding the Tortoise North American Pipeline Fund and Tortoise Water Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for an initial term of two years.

Prior to this meeting, the Trustees received and considered information from TIS, Lovell Minnick Partners LLC (“LMP”) and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the approval of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by TIS with respect to the Fund; (2) the Fund’s historical performance; (3) costs of the services provided by TIS and the profits realized by TIS from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to TIS and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board, including at a presentation by representatives of TIS, a presentation by representatives of LMP, a control person of TIS, and the Support Materials, the Board concluded that the overall arrangements between the Trust and TIS set forth in the Investment Advisory Agreement, as it relates to each Fund, are fair and reasonable in light of the services that TIS will perform, investment advisory fees that each Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TIS would provide under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that TCA effects on behalf of each Fund; (5) selecting broker-dealers to execute orders on behalf of each Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees noted that while TIS has a limited operating history it is affiliated with and has a shared services agreement with Tortoise Capital Advisors, L.L.C. whose compliance department provides full compliance services to TIS. The Trustees also considered TIS’s assets under management and the assets under management of all of the investment advisers in the Tortoise Investments, LLC family of advisers. The Trustees noted that TIS had been managing the underlying indexes that the Funds track as their principal investment strategies. The Trustees also noted that TIS had been managing the Tortoise North American Pipeline Fund as a series of Montage Managers Trust since June 2015. The Trustees also considered the experience of the portfolio manager that TIS would utilize in managing the Funds’ assets and that the portfolio manager had been each Fund’s portfolio manager since inception. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS proposes to provide to the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of TCA. In assessing the quality of the portfolio management delivered by TIS, the Trustees reviewed the short-term and longer-term performance of each Fund under the prior investment advisory agreement between the Trust and TIS, on both an absolute basis and in comparison each Fund’s respective peer funds. When reviewing each Fund’s performance against its respective peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group.

●	Tortoise North American Pipeline Fund. The Trustees noted that the Fund had outperformed the median and average of its peer group for the year-to-date and one-year periods ended September 30, 2017. The Trustees further noted that the Fund had the highest performance in its peer group for the year-to-date period ended September 30, 2017 and was in the third percentile of its peer group for the one-year period ended September 30, 2017.

●	Tortoise Water Fund. The Trustees noted that the Fund had a very limited operating history having only commenced operations on February 14, 2017. The Trustees further noted that the Fund had positive absolute returns since inception and the Fund’s performance over the three-month period ended September 30, 2017 exceeded the peer group median and average.

24	Tortoise

2018 Semi-Annual Report | May 31, 2018

Additional Information (unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered the proposed management fees that each Fund would pay to TIS under the Investment Advisory Agreement noting that the advisory fees were equal to those paid under the prior investment advisory agreement with TIS, as well as TIS’s profitability from services that TIS and its affiliates rendered to each Fund during the period ended June 30, 2017. The Trustees noted that each Fund was proposing to continue to utilize a unitary fee structure and that there would be no fees charged to either Fund beyond the 0.40% management fee. The Trustees concluded that TIS’s service relationship with the Funds has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same peer group. The Trustees noted:

●	Tortoise North American Pipeline Fund. The Fund’s unitary fee was considerably lower than the peer group median and average.
●	Tortoise Water Fund. The Fund’s unitary fee was considerably lower than the peer group median and average and was the lowest in the peer group

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TIS’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees took into account the fact that the unitary fee structure for both the Pipeline Fund and the Water Fund was among the lowest in each Fund’s respective peer universe. The Trustees determined that TIS is likely to realize economies of scale in managing each Fund as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale will be shared with shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from its relationship with the Funds. The Trustees noted TIS does not utilize soft dollar arrangements with respect to portfolio transactions and that TIS does not use affiliated brokers to execute any Fund’s portfolio transactions. The Trustees considered that TIS may receive some form of reputational benefit from services rendered to the Funds but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS will not receive additional material financial benefits from services rendered to the Funds.

Tortoise	25

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseindexsolutions.com.

PRIVACY NOTICE
The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

26	Tortoise

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, LLC
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103-7096

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 6, 2018

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 6, 2018

* Print the name and title of each signing officer under his or her signature.